UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

FREEDOM FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51286	43-1647559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3058 East Elm Street, Springfield, MO 65802
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (417) 866-6600

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Pursuant to this Form 8-K/A, the registrant amends the report on Form 8-K, previously filed with the Securities and Exchange Commission with respect to the registrant on February 5, 2008, to add Exhibit I of the Revolving Credit Loan and Security Agreement which was inadvertently omitted from the previous filing.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description

10.1	Exhibit I Form of Warrant Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM FINANCIAL GROUP, INC.

Date: February 6, 2008	By:	/s/ Jerald L. Fenstermaker
President and Chief Executive Officer

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